Share-Based Payments and Long-Term Incentive Plan	12 Months Ended
Dec. 31, 2023
Share-Based Payment Arrangement [Abstract]
Share Based Payments and Long-term Incentive Plan	Share-Based Payments and Long-Term Incentive Plan
In 2019, the Company implemented a new long-term incentive scheme, under which annual awards are split equally between Performance Units and Exit Units. Performance units vesting conditions have been amended in the current year and vest after two years subject to the Company achieving certain thresholds of operating income over a two year period. Exit Units vest upon change of control (sale or IPO) and achieving predetermined multiplies of invested capital return targets. Both Performance Units and Exit Units are cash-based awards.
The Company’s total share-based compensation/long-term incentive plan expense for the twelve months ended December 31, 2023 was $5.5 million (December 31, 2022 — $0.6 million), which is related to a charge of $5.5 million (December 31, 2022 — $0.6 million) in relation to Performance Units. The income tax effect of this is not considered to be material. As at December 31, 2023, the Company had recorded a payable of $7.6 million (December 31, 2022 — $1.6 million) related to the long-term incentive plan, which is included within accrued expenses and other payables in the consolidated balance sheet.
Management Equity Plan
During 2023, selected senior employees were granted Management Equity Plan (“MEP”) stock options to acquire non-voting shares at a management equity vehicle affiliated with the Company at no cost to the employee.
The stock options vest at the later of (a) certification of the attainment of the underlying operating income goal and (b) the exit or liquidity event, with vesting subject to an exit or liquidity event occurring, a two-year cumulative operating income hurdle being achieved over the cumulative two years ending December 31, 2024, and certain other contractual terms being achieved. The weighted average exercise price of the options is $0.001 and the total number of options granted was 10,000. All of the options were granted in 2023, none vested in 2023, none were forfeited and all remain outstanding as of December 31, 2023.
As of December 31, 2023, no cost has been recognized in relation to the MEP awards as management has determined that it is improbable that the exit or liquidity event will occur. The fair value of the stock options was based on an estimate of the cumulative operating income for the two year period ended December 31, 2024, which included actual results for the year ended December 31, 2023, and an estimate of the exit value using market multiples. The total cost of MEP has been determined based on the estimated fair value as of the original grant date. In the event of an exit or liquidity event, and based upon the aforementioned performance conditions being met at a future date, the cost will be recognized. If management had determined that the performance conditions were probable of achievement as of December 31, 2023, the Company would have recognized an estimated $7.5 million of cumulative stock-based compensation expense as of that date and would have $27.5 million of unrecognized compensation expense.